                                                                   Exhibit 10.28


            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

            This SECOND AMENDMENT, dated as of June 29, 2005 (this "SECOND AMENDMENT"), is by and among ICG, LLC, a Delaware limited liability company ("BORROWER"), ICG, INC. (f/k/a International Coal Group, Inc.) ("ICG, INC."), UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), and the Lenders (as defined below) party hereto, and is with respect to the Amended and Restated Credit Agreement, dated as of November 5, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Borrower, ICG, Inc., the Guarantors party thereto, the lenders party thereto (the "LENDERS"), UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, the Administrative Agent, UBS AG, Stamford Branch, as Issuing Bank and Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender. Capitalized terms used but not defined in this Second Amendment have the meanings given to such terms in the Credit Agreement.

                                    RECITALS

            WHEREAS, before giving effect to the Merger Transactions (as defined below), Borrower is a direct wholly owned subsidiary of ICG, Inc.;

            WHEREAS, for the purpose of facilitating the acquisition by International Coal Group, Inc. of Anker Coal Group, Inc. ("ANKER") and its subsidiaries and CoalQuest Development LLC ("COALQUEST"), International Coal Group, Inc. has been formed as a direct wholly owned subsidiary of ICG, Inc., New ICG, LLC has been formed as a direct wholly owned subsidiary of International Coal Group, Inc. and ICG Merger Sub, Inc. and Anker Merger Sub, Inc. have each been formed as a direct wholly owned subsidiary of New ICG, LLC;

            WHEREAS, pursuant to the Business Combination Agreement, dated as of March 31, 2005 (as amended on May 10, 2005, the "ANKER BC Agreement"), among ICG, Inc., International Coal Group, Inc., ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker, (1) ICG, Inc. will be merged downstream with ICG Merger Sub, Inc., leaving ICG, Inc. as the surviving entity, all shares of International Coal Group, Inc. owned by ICG, Inc. will be canceled and ICG, Inc. shareholders will receive International Coal Group, Inc. shares in exchange for their ICG, Inc. shares, resulting in ICG, Inc. becoming a direct wholly owned subsidiary of New ICG, LLC, and (2) Anker and Anker Merger Sub, Inc. will merge, with Anker being the surviving company, and Anker shareholders will receive International Coal Group, Inc. shares in exchange for their Anker shares, resulting in Anker becoming a direct wholly owned subsidiary of New ICG, LLC (the transactions described in clauses (1) and (2), the "ANKER BUSINESS COMBINATION TRANSACTIONS");

            WHEREAS, pursuant to the Business Combination Agreement, dated as of March 31, 2005 (as amended on May 10, 2005, the "COALQUEST BC AGREEMENT"), among ICG, Inc., International Coal Group, Inc., CoalQuest and the members of CoalQuest, such members will contribute their membership interests in CoalQuest to International Coal Group, Inc. in exchange for shares of International Coal Group, Inc. (the "COALQUEST BUSINESS COMBINATION

TRANSACTION" and, together with the Anker Business Combination Transaction, the "BUSINESS COMBINATION TRANSACTIONS");

            WHEREAS, promptly following the Business Combination Transactions,
(1) Borrower will distribute its subsidiaries existing before the Merger Transactions to ICG, Inc., (2) Borrower will merge upstream with New ICG, LLC, with Borrower being the surviving entity, (3) WLR Coalquest Holding Corp. will liquidate and distribute its assets to International Coal Group, Inc., and (4) International Coal Group, Inc. will contribute all of its interests in CoalQuest to Borrower (the "RELATED TRANSACTIONS" and, together with the Business Combination Transactions, the "MERGER TRANSACTIONS");

            WHEREAS, following the consummation of the Merger Transactions, Borrower will be a direct wholly owned subsidiary of International Coal Group, Inc., each of ICG, Inc., Anker and CoalQuest will be direct wholly owned subsidiaries of Borrower and Borrower's subsidiaries existing before the Merger Transactions will be direct wholly owned subsidiaries of ICG, Inc.;

            WHEREAS, Section 6.05 and Section 6.07 of the Credit Agreement prohibit the Loan Parties from merging with, purchasing or otherwise acquiring any part of the property of any person (the "MERGER Prohibition"), other than in certain limited circumstances set forth therein;

            WHEREAS, Borrower has requested $35.0 million in aggregate principal amount of additional Term Loans in accordance with Section 11.02(e) of the Credit Agreement;

            WHEREAS, Borrower wishes to make amendments to the Credit Agreement related to the Merger Transactions, the additional Term Loans described in the immediately preceding paragraph and certain other matters as more particularly described herein; and

            WHEREAS, the Required Lenders party hereto are willing to agree to such amendments and waive the Merger Prohibition with respect to the Merger Transactions on the terms and subject to the conditions contained herein.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                               WAIVER AND CONSENT

      Section 1.01 Merger Transactions. The Required Lenders hereby waive the Merger Prohibition with respect to the Merger Transactions on the terms and subject to the conditions contained herein; provided that the Merger Transactions shall be consummated in accordance in all material respects with the Merger Documents as in effect on the date hereof, without the waiver or amendment of any such terms that the Administrative Agent determines in its reasonable discretion has had or would reasonably be expected to result in a Material Adverse Effect, unless approved by the Arranger and provided further that true, correct and complete copies of such Merger Documents shall have been provided to the Lenders.

                                   ARTICLE II.
                         AMENDMENTS TO CREDIT AGREEMENT

      Section 2.01 Amendments Related to Second Amendment Generally.

            (a) The following terms are added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

            "SECOND AMENDMENT" shall mean the Second Amendment to this Credit Agreement, dated as of June 29, 2005.

            "SECOND AMENDMENT EFFECTIVE DATE" shall mean the date on which the Second Amendment becomes effective in accordance with the terms thereof.

      Section 2.02 Amendments Related to LC Sublimit.

            (a) The fifth "Whereas" clause of the Recitals to the Credit Agreement is amended by (i) deleting the words "$60.0 million" in lines two and three thereof and (ii) replacing them with the words "$75.0 million".

            (b) The definition of "LC COMMITMENT" in the Credit Agreement is amended by (i) deleting the words "$60.0 million" in line three thereof and (ii) replacing them with the words "$75.0 million".

      Section 2.03 Amendments Related to Fixed Charge Coverage Ratio.

            (a) The text and table set forth in Section 6.10(c) of the Credit Agreement are deleted in their entirety and replaced with the following:

                  [Intentionally left blank.]

            (b) The definitions of "Consolidated Fixed Charge Coverage Ratio" and "Consolidated Fixed Charges" are deleted in their entirety.

      Section 2.04 Amendments Related to Merger Transactions.

            (a) The Preamble to the Credit Agreement is amended by deleting the words "formerly known as Newcoal, LLC" in the third line thereof.

            (b) The following terms are added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

            "ANKER BC AGREEMENT" shall have the meaning given in the third recital to the Second Amendment.

            "COALQUEST BC AGREEMENT" shall have the meaning given in the fourth recital to the Second Amendment.

            "MERGER AMENDMENTS EFFECTIVE DATE" shall mean the date on which each of the conditions set forth in Section 3.02 of the Second Amendment has been either satisfied or waived.

            "MERGER DOCUMENTS" shall mean the Anker BC Agreement, the CoalQuest BC Agreement and the other documents effecting or evidencing the Merger Transactions.

            "MERGER TRANSACTIONS" shall have the meaning given in the fifth recital to the Second Amendment.

            (c) The following defined terms in Section 1.01 of the Credit Agreement are amended as follows:

                  (i) The definition of "HOLDINGS" is deleted in its entirety and replaced with the following:

                  "HOLDINGS" shall mean (a) prior to the Merger Amendments
            Effective Date, ICG, Inc. (formerly known as International Coal Group, Inc.) and (b) on and after the Merger Amendments Effective Date, International Coal Group, Inc.

                  (ii) The definition of "MATERIAL AGREEMENTS" is amended by adding "the Merger Documents," after "the Acquisition Documents," in the first line thereof.

                  (iii) The definition of "PERMITTED ACQUISITION" is amended by deleting the "," after "shall mean" in the first line thereof and inserting "(1) the Merger Transactions or (2)" in place thereof.

                  (iv) The definitions of "TRANSACTION DOCUMENTS" and "TRANSACTIONS" are deleted in their entirety and replaced with the following:

                  "TRANSACTION DOCUMENTS" shall mean the Acquisition Documents, the Merger Documents, the Reclamation Documents and the Loan Documents.

                  "TRANSACTIONS" shall mean, collectively, the transactions to occur on or prior to the Merger Amendments Effective Date pursuant to the Transaction Documents, including (a) the consummation of the Acquisition; (b) the consummation of the Merger Transactions; (c) the execution, delivery and performance of the Loan Documents, the initial Credit Extensions hereunder and the Credit Extensions made on the Restatement Date and the Merger Amendments Effective Date;
            (d) the Equity Financing; and (e) the payment of all fees and expenses to be paid on or prior to the Merger Amendments Effective Date and owing in connection with the foregoing.

            (d) The following Sections of the Credit Agreement are amended by replacing "Restatement Date" with "Merger Amendments Effective Date" each time it appears: 3.05, 3.06, 3.07, 3.09, 3.16, 3.19, 3.22 and 3.23.

            (e) Section 3.06(b) of the Credit Agreement is amended by replacing "date hereof" with "Merger Amendments Effective Date" in the third line thereof.

            (f) Section 6.15 of the Credit Agreement is amended by (i) replacing clause (a) of the first and third sentences with "the consummation of the Transactions on the Closing Date, the Restatement Date and the Merger Amendments Effective Date" and (ii) replacing "Restatement Date" with "Merger Amendments Effective Date" in the fourth sentence thereof.

            (g) Certain Schedules to the Credit Agreement to be agreed by the Administrative Agent, shall be amended by replacing them in their entirety with updated Schedules reflecting changes relating to the Merger Transactions. In each case the substitution of such new Schedules shall be subject to the review of such new Schedules by the Administrative Agent and its satisfaction with the form and substance of such new Schedules.


      Section 2.05 Amendments Related to Additional Term Loans.

            (a) The following term is added to Section 1.01 of the Credit Agreement in its proper alphabetical order:

            "UPSIZED TERM LOAN COMMITMENT" shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder on the Merger Amendments Effective Date in the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Lender on the Merger Amendments Effective Date.

            (b) The following defined terms in Section 1.01 of the Credit Agreement are amended as follows:

                  (i) The definition of "LENDER ADDENDUM" is amended by adding "or the Merger Amendments Effective Date" after "Restatement Date" in the first and third lines thereof.

                  (ii) The definition of "TERM LOAN COMMITMENT" is deleted in its entirety and replaced with the following:

                  "TERM LOAN COMMITMENT" shall mean, with respect to each
            Lender, (i) the commitment, if any, of such Lender to make a Term Loan hereunder on the Closing Date or the Restatement Date in the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Lender on the Restatement Date, and (ii) such Lender's Upsized Term Loan Commitment, if any. The aggregate amount of the Lenders' Term Loan Commitments is $210.0 million.

            (c) Section 2.01(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

            "(a)(i) each Term Loan Lender having a Term Loan Commitment as of the Closing Date or the Restatement Date agrees, severally and not jointly, to make Term Loans to Borrower on the Closing Date and the Restatement Date in the principal amount not to exceed its Term Loan Commitment as of the Closing Date or the Restatement Date, and (ii) each Term Loan Lender having an Upsized Term Loan Commitment as of the Merger Amendments Effective Date agrees, severally and not jointly, to make Term Loans on the Merger Amendments Effective Date in the principal amount not to exceed its Upsized Term Loan Commitment as of the Merger Amendments Effective Date; and"

            (d) Section 2.07(a) of the Credit Agreement is amended by replacing the first sentence thereof with the following:

            "The Term Loan Commitments (other than the Upsized Term Loan Commitments) shall automatically terminate at 5:00 p.m., New York City time, on the Restatement Date, and the Upsized Term Loan Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Merger Amendments Effective Date."

            (e) Section 3.12 of the Credit Agreement is amended by adding "and the Merger Transactions" after "the Acquisition" in the second line thereof.

            (f) Section 11.14 of the Credit Agreement is amended by adding "or on the Merger Amendments Effective Date" after "on the date hereof" in the first line thereof.

            (g) Annex II to the Credit Agreement (Amortization Table) shall be amended by replacing it in its entirety with a revised amortization table reflecting the new Term Loans to be extended on the Merger Amendments Effective Date; provided that such new amortization table is in form and substance satisfactory to the Administrative Agent.

      Section 2.06 Amendments Related to Real Estate Collateral.

            (a) The definition of "MORTGAGED PROPERTY" is amended by changing "5.15(a)" to "5.15" in the last line thereof.

            (b) Section 5.15 of the Credit Agreement is amended by adding the following at the end of such Section:

            "(c) Execute and deliver the documents and complete the tasks set forth on Schedule 5.15A, in each case within the time limits specified on such Schedule."

            (c) The Credit Agreement is amended by adding as Schedule 5.15A (New Post Closing Real Estate Collateral Requirements) thereto the Schedule contained in Annex I to this Second Amendment.

            (d) Article VIII subsection (e) is amended by inserting the words "or Schedule 5.15A" immediately after the words "Schedule 5.15" in line two thereof.


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
      Section 2.07 Amendments Related to the IPO.

            (a) The following term is added to Section 1.01 of the Credit Agreement in its proper alphabetical order:

            "SUCCESSFUL IPO" shall mean an IPO resulting in at least $250.0 million in gross cash proceeds to Holdings.

            (b) Section 6.08 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (c) thereof; (ii) deleting the "." at the end of clause (d) thereof and replacing it with "; and"; and (iii) inserting the following new clause (e) immediately after clause (d) thereof:

            "(e) after a Successful IPO, (i) payments to Holdings in an amount not to exceed $40.0 million in any fiscal year and (ii) cash dividends by Holdings to its shareholders with the proceeds of the funds received by it pursuant to the foregoing subclause (i)."

            (c) Limitation on Capital Expenditures. The table set forth in Section 6.10(d) of the Credit Agreement is deleted in its entirety and replaced with the following:

                                                   PRIOR TO A    AFTER A SUCCESSFUL
                                                   ----------    ------------------
                    PERIOD                      SUCCESSFUL IPO          IPO
                    ------                      --------------          ---
                                                      AMOUNT (IN MILLIONS)
                                                     --------------------
January 1, 2005   -  December 31, 2005            $155,000,000     $175,000,000
January 1, 2006   -  December 31, 2006            $180,000,000     $200,000,000
January 1, 2007   -  December 31, 2007            $255,000,000     $350,000,000
January 1, 2008   -  December 31, 2008            $125,000,000     $315,000,000
January 1, 2009   -  December 31, 2009             $75,000,000     $125,000,000
January 1, 2010   -  Final Maturity Date           $85,000,000     $125,000,000


            (d) Section 11.02(e) of the Credit Agreement is amended by deleting the proviso to the first sentence thereof in its entirety and replacing it with the following:

            "provided that the aggregate outstanding principal amount of (i) any such new Term Loans and the new Term Loan Commitments of all Classes shall at no time, without the


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consent of the Required Lenders, exceed $50.0 million, and (ii) any such new
Revolving Commitments shall at no time, without the consent of the Required Lenders, exceed $190.0 million."

                                  ARTICLE III.
                              CONDITIONS PRECEDENT

      Section 3.01 Conditions to Waiver, Consent and Certain Amendments. The waiver and consent set forth in Article I and the effectiveness of the amendments contained in Sections 2.01, 2.02 and 2.03 shall be subject to the prior condition that the Arranger, the Administrative Agent and the Documentation Agent shall have received all Fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Latham & Watkins LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

      Section 3.02 Conditions to Term Loans and Certain Amendments. The making of the Term Loans on the Merger Amendments Effective Date and the effectiveness of the amendments contained in Sections 2.04, 2.05 and 2.06 shall be subject to the prior satisfaction of the conditions set forth in Section 3.01 and the satisfaction prior to or concurrently with the consummation of the Merger Transactions of each of the following conditions (with references to the "Companies" and the "Loan Parties" being references thereto after giving effect to the Merger Transactions unless otherwise specified):

            (a) Loan Documents. All legal matters incident to this Second Amendment and the transactions contemplated hereby and the other Loan Documents shall be satisfactory to the Lenders and to the Administrative Agent and there shall have been delivered to the Administrative Agent an executed counterpart of each of the Loan Documents required to be executed and delivered on the Merger Amendments Effective Date, including but not limited to, (i) this Second Amendment, (ii) the consent of the Guarantors attached hereto as Exhibit A executed by each of the Guarantors (including the persons becoming Guarantors on the date hereof), (iii) the amendments, supplements and Joinder Agreements required to be delivered for the persons becoming Guarantors (including International Coal Group, Inc.) on the date hereof and (iv) a Perfection Certificate Supplement dated the date hereof.

            (b) Corporate Documents. The Administrative Agent shall have received:

                  (i) a certificate of the secretary or assistant secretary of each Loan Party dated the Merger Amendments Effective Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization or stating that the there has been no change to the Organizational Documents of such Loan Party since the Restatement Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Borrower, the borrowings to be made


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
      on the date hereof, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document on the Merger Amendments Effective Date or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer certifying the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (i)); and

                  (ii) a certificate as to the good standing of each Loan Party (in so-called "long-form" if available) as of a recent date, from such Secretary of State.

            (c) Officers' Certificate. The Administrative Agent shall have received a certificate, dated the Merger Amendments Effective Date and signed by the vice president and the chief financial officer of Borrower, confirming compliance with the conditions precedent set forth in this Section 3.02 hereof and Sections 4.02(b), (c) and (d) of the Credit Agreement.

            (d) Merger Transactions.

                (i) The Lenders shall have been furnished true, correct and complete copies of each Merger Document and be satisfied with the final terms and conditions thereof.

                (ii) The Merger Transactions shall have been consummated or shall be consummated simultaneously on the Merger Amendments Effective Date, in each case in accordance with the terms hereof and in accordance in all material respects with the terms of the Merger Documents, without the waiver or amendment of any such terms that the Administrative Agent determines in its reasonable discretion has had or would reasonably be expected to result in a Material Adverse Effect, unless approved by the Arranger.

                (iii) The Lenders shall be satisfied with the capitalization, the terms and conditions of any equity arrangements and the corporate or other organizational and management structure of the Companies.

            (e) Financial Statements; Financial Condition; Reports.

                (i) The Lenders shall have received and shall be satisfied with
      (A) the financial statements included in the Registration Statement of the Company on Form S-1 (File No. 333-124393), as declared effective by the Securities and Exchange Commission and (B) the five-year forecasts of the financial performance of Holdings and its Subsidiaries.

                (ii) (A) Consolidated EBITDA for the most recent four consecutive fiscal quarters of Holdings ending more than 30 days prior to the Merger Amendments Effective Date shall not be less than $64.0 million and (B) the Leverage Ratio as of the end of the most recent four consecutive fiscal quarters of Holdings ending more than 30 days prior to the Merger Amendments Effective Date shall not be greater than 2.40 to 1.00, in each case calculated on a Pro Forma Basis.

            (f) Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents, the Arranger, the Lenders and the Issuing Bank, a favorable written opinion of (i) Jones Day, special counsel for the Loan Parties, and (ii) each local counsel relating to the Mortgaged Property as of the Merger Amendments Effective Date, in each case (1) satisfactory in form and substance to the Administrative Agent, (2) dated the Merger Amendments Effective Date, (3) addressed to the Agents, the Issuing Bank and the Lenders and (4) covering such other matters relating to the transactions contemplated by this Second Amendment as the Administrative Agent shall reasonably request.

            (g) Solvency Certificate. The Administrative Agent shall have received a solvency certificate in the form of Exhibit N to the Credit Agreement, dated the Merger Amendments Effective Date and signed by the chief financial officer of Borrower.

            (h) Requirements of Law. The Lenders shall be satisfied that the Companies and the transactions contemplated by this Second Amendment shall be in compliance in all material respects with all applicable Requirements of Law, including Regulations T, U and X of the Board and all applicable Environmental Laws. The Lenders shall have received satisfactory evidence of such compliance reasonably requested by them.

            (i) Consents. The Lenders shall be satisfied that all governmental and material third party approvals required in connection with the transactions contemplated by this Second Amendment to be consummated on or before the Merger Amendments Effective Date have been obtained, and there shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the transactions contemplated by this Second Amendment.

            (j) Litigation. There shall be no litigation, public or private, or administrative proceedings, governmental investigations or other legal or regulatory developments, actual or threatened, that, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or would reasonably be expected to materially and adversely affect the ability of the Companies to fully and timely perform their respective obligations under the Transaction Documents, or the ability of the parties to consummate the transactions contemplated by this Second Amendment.

            (k) Fees. The Arranger, the Administrative Agent and the Documentation Agent shall have received all Fees and other amounts due and payable on or prior to the Merger Amendments Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Latham & Watkins LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

            (l) Personal Property Requirements. The Collateral Agent shall have received:

                  (i) all certificates, agreements or instruments representing or evidencing the Securities Collateral of each person that becomes a Subsidiary of the Borrower upon the consummation of the Merger Transactions (each a "NEW GUARANTOR"), accompanied by instruments of transfer and stock powers undated and endorsed in blank;

                  (ii) an amended and restated Intercompany Note executed by and among the Companies, accompanied by instruments of transfer undated and endorsed in blank;

                  (iii) all other certificates, agreements, including control agreements, or instruments necessary to perfect on the Merger Amendments Effective Date the Collateral Agent's security interest in all Chattel Paper, all Instruments, all Deposit Accounts and all Investment Property (as each such term is defined in the Security Agreement and to the extent required by the Security Agreement) of each New Guarantor, in each case in accordance with the Security Agreement;

                  (iv) UCC financing statements in appropriate form for filing under the UCC, filings with the United States Patent and Trademark Office and United States Copyright Office and such other documents under applicable Requirements of Law in each jurisdiction as may be necessary or appropriate or, in the opinion of the Collateral Agent, desirable to perfect the Liens created, or purported to be created, by the Security Documents with respect to the New Guarantors and, with respect to all UCC financing statements required to be filed pursuant to the Loan Documents with respect to the New Guarantors, evidence satisfactory to the Administrative Agent that Borrower has retained, at its sole cost and expense, a service provider acceptable to the Administrative Agent for the tracking of all such financing statements and notification to the Administrative Agent of, among other things, the upcoming lapse or expiration thereof;

                  (v) certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any property of any Loan Party is located and the state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that the Collateral Agent deems reasonably necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Collateral Liens or any other Liens acceptable to the Collateral Agent); and

                  (vi) evidence acceptable to the Collateral Agent of payment or arrangements for payment by the New Guarantors of all applicable recording taxes, fees, charges, costs and expenses required for the recording of the Security Documents.

            (m) Real Property Requirements. The Collateral Agent shall have received:

                  (i) evidence that with respect to each Mortgaged Property of each Loan Party (other than the New Guarantors), each Company shall have made all modifications, registrations and filings, to the extent required by, and in accordance with, all Requirements of Law (the "Mortgage Modifications") in order to maintain a perfected security interest in such Mortgaged Property; and

                  (ii) local counsel opinions regarding the enforceability of the Mortgage Modifications, in each case (A) dated the Merger Amendments Effective Date (B) addressed to the Agents, the Issuing Bank and the Lenders and (C) otherwise in form and substance reasonably acceptable to Administrative Agent.

            (n) Insurance. The Arranger shall be satisfied with the insurance program covering the Companies' facilities. The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.04 of the Credit Agreement and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance satisfactory to the Administrative Agent.

            (o) Representations and Warranties; No Default. (i) Each of the representations and warranties contained in Article III of the Credit Agreement (with references to the "Companies" and the "Loan Parties" being references thereto after giving effect to the Merger Transactions unless otherwise expressly stated) shall be true and correct in all material respects as of the Merger Amendments Effective Date, except that any representation and warranty that is qualified as to "Materiality" or "Material Adverse Effect" shall be true and correct in all respects as of the Merger Amendments Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, (ii) Except with respect to any Default intended to be cured by the amendments set forth in Sections 2.04, 2.05 and 2.06, both before and after giving effect to the making of the Term Loans on the Merger Amendments Effective Date and the effectiveness of the amendments contained in Sections 2.04, 2.05 and 2.06. no event shall have occurred and be continuing that constitutes a Default or an Event of Default.

      Section 3.03 Conditions to Effectiveness of Amendments Related to IPO.

            The effectiveness of the amendments contained in Section 2.07 shall be subject to (i) the prior satisfaction of each of the conditions set forth in
Section 3.02 as of the Merger Amendments Effective Date and (ii) the consummation of an IPO resulting in at least $250.0 million in gross cash proceeds to Holdings.

                                   ARTICLE IV.
                                  MISCELLANEOUS

      Section 4.01 Holdings.

            Effective as of the Merger Amendments Effective Date, International Coal Group, Inc. hereby replaces ICG, Inc. as "Holdings" under the Credit Agreement. ICG, Inc. hereby assigns to International Coal Group, Inc., and International Coal Group, Inc. hereby assumes from ICG, Inc., all rights and obligations of ICG, Inc. as "Holdings" under the Credit Agreement.

      Section 4.02 Execution of this Second Amendment; Authorization.

            This Second Amendment is executed and shall be construed as an amendment to the Credit Agreement and forms a part of the Credit Agreement to the extent applicable thereto. By its signature below, each of the undersigned Required Lenders hereby authorizes and directs the Administrative Agent to execute this Second Amendment.

      Section 4.03 Representations and Warranties.

            Holdings and Borrower hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date hereof:

            (a) Authority; Enforceability. (i) All consents, approvals and authorizations necessary for Holdings' and Borrower's execution, delivery and performance of this Second Amendment have been obtained or made and (ii) this Second Amendment has been duly executed and delivered by Holdings and Borrower and constitutes a legal, valid and binding obligation of Holdings and Borrower, enforceable against Holdings and Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law

            (b) No Conflict. Neither the execution and delivery of this Second Amendment or any other agreement or instrument contemplated hereby nor the performance of, and compliance with the terms and provisions of, this Second Amendment or any such other agreement or instrument by any Loan Party will, at the time of such performance, (i) violate or conflict with any provision of such Loan Party's articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party, (ii) violate, contravene or materially conflict with any Requirements of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to such Loan Party, except for any violation, contravention or conflict which would not reasonably be expected to have a Material Adverse Effect, (iii) (A) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (B) violate, contravene or conflict with the contractual provisions of, or cause an event of default under any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which such Loan Party is a party or by which such Loan Party may be bound, except for any violation, contravention, conflict or default that would not reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to such Loan Party's properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other person is required in connection with the performance of and compliance with the terms and provisions of this Second Amendment or any other agreement or instrument contemplated hereby.

            (c) Representations and Warranties in Credit Agreement. Each of the representations and warranties contained in Article III of the Credit Agreement (with references to the "Companies" and the "Loan Parties" being references thereto after giving effect to the Merger Transactions unless otherwise expressly stated) is true and correct in all material respects, except that any representation and warranty that is qualified as to "Materiality" or "Material Adverse Effect" shall be true and correct in all respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (d) No Default. Except with respect to any Default intended to be cured by the amendments contained in this Second Amendment, both before and after giving effect to this Second Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

      Section 4.04 No Waiver.

            Except as specifically modified pursuant to the terms of this Second Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Second Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising.

      Section 4.05 Counterparts; Integration; Effectiveness.

            This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Second Amendment shall become effective when it shall have been executed by each of Borrower and each of the Required Lenders, and thereafter shall be binding upon and inure to the benefit of the parties to the Credit Agreement and, subject to and in accordance with Section 11.04 of the Credit Agreement, their respective successors and assigns; provided that the effectiveness of the consent, waiver and amendments contained herein is conditioned upon the satisfaction of the applicable conditions set forth in Article III. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

      Section 4.06 Severability.

            Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      Section 4.07 Governing Law.

            This SECOND Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

      Section 4.08 Headings.

            Article and Section headings used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                 ICG, LLC,
                                 as Borrower


                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 ICG, Inc.,
                                 as Holdings prior to the Second Amendment
                                 Effective Date


                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 International Coal Group, Inc.,
                                 as Holdings after the Second Amendment
                                 Effective Date


                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 UBS AG, STAMFORD BRANCH,
                                 as Administrative Agent


                                 By:   /s/ Wilfred V. Saint
                                       -----------------------------------------
                                       Name:  Wilfred V. Saint
                                              ----------------------------------
                                       Title: Director, Banking Products
                                              Services, US
                                              ----------------------------------


                                 By:   /s/ Joselin Fernandes
                                       -----------------------------------------
                                       Name:  Joselin Fernandes
                                              ----------------------------------
                                       Title: Associate Director,
                                              Banking Products Services, US
                                              ----------------------------------


                      [SIGNATURE PAGE TO SECOND AMENDMENT]

                                 ----------------------,
                                 [NAME OF INSTITUTION]
                                    as Lender


                                 By:
                                       -----------------------------------------
                                       Name:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


                      [SIGNATURE PAGE TO SECOND AMENDMENT]

                                                                       EXHIBIT A


                              CONSENT OF GUARANTORS

            Each of the undersigned is a Guarantor of the Obligations of Borrower under the Credit Agreement and hereby (a) consents to the foregoing Second Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Second Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Credit Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Second Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

            IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of June 29, 2005.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 INTERNATIONAL COAL GROUP, INC.

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 ICG NATURAL RESOURCES, LLC

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 ICG ADDCAR SYSTEMS, LLC

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 ICG EAST KENTUCKY, LLC

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------



                                 ICG ILLINOIS, LLC

                                 By:   /s/ William D. Campbell
                                       --------------------------------------
                                       Name:  William D. Campbell
                                              -------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              -------------------------------


                                 ICG EASTERN, LLC

                                 By:   /s/ William D. Campbell
                                       --------------------------------------
                                       Name:  William D. Campbell
                                              -------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              -------------------------------

                                 ICG HAZARD, LLC

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 ICG KNOTT COUNTY, LLC

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 ICG EASTERN LAND, LLC

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------


                                 ICG HAZARD LAND, LLC

                                 By:   /s/ William D. Campbell
                                       -----------------------------------------
                                       Name:  William D. Campbell
                                              ----------------------------------
                                       Title: Vice President/Treasurer/Secretary
                                              ----------------------------------

                                                                         ANNEX I

      SCHEDULE 5.15A - NEW POST-CLOSING REAL ESTATE COLLATERAL REQUIREMENTS

See attached.